UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SCHMITT INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHMITT INDUSTRIES, INC.

2765 N.W. NICOLAI STREET

PORTLAND, OREGON  97210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 7, 2005

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SCHMITT INDUSTRIES, INC., an Oregon corporation (the “Company”), will be held on Friday, October 7, 2005  at 3:00 p.m., local time, at 2765 N.W. Nicolai Street, Portland, Oregon 97210 for the following purposes:

1.                                       To elect one Class 2 director, to serve a three-year term and until his successor is duly elected and qualified.

2.                                       To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on August 22, 2005 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

All shareholders are cordially invited to attend the Annual Meeting.  However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose.  Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors

Wayne A. Case

President and Chief Executive Officer

Portland, Oregon

August 31, 2005

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.  IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS.  IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

SCHMITT INDUSTRIES, INC.

2765 N.W. Nicolai Street

Portland, Oregon  97210

(503) 227-7908

PROXY STATEMENT

Annual Meeting of Shareholders

October 7, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

Introduction

This proxy statement contains information about the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) of Schmitt Industries, Inc. (the “Company” or “Schmitt”) to be held at 2765 N.W. Nicolai Street, Portland, Oregon 97210, on October 7, 2005, at 3:00 p.m. local time, and at any postponements or adjournments thereof.  The Company’s Board of Directors is using this proxy statement to solicit proxies for use at the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed to shareholders on or about August 31, 2005 to shareholders entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting

The purpose of the meeting is to vote on the following matters:

1.                                       To elect one Class 2 director, to serve a three-year term and until his successor is duly elected and qualified.

2.                                       To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

As of the date of this proxy statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Who Can Vote

Shareholders of record as of the close of business on August 22, 2005 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting.  As of July 29, 2005, there were 2,578,306 shares of Schmitt common stock issued and outstanding.

How to Vote

You may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

A proxy, when executed and not revoked, will be voted in accordance with its instructions.  If no choice is indicated on the proxy, the shares will be voted FOR the nominee of the Board of Directors (Proposal No. 1) and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Annual Meeting.

Revoking a Proxy

You may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company’s Corporate Secretary at the Company’s principal executive offices referred to above, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.  Please note that your mere attendance at the Annual Meeting will not automatically revoke a previously submitted proxy.

Quorum and Voting Requirements

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders holding at least one-third of the outstanding shares of common stock entitled to vote are present at the meeting in person or by proxy.  If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to approve Proposal 1 and to decide any other matter that may properly be submitted to a vote at the Annual Meeting.  Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” in a matter are treated as being present at the Annual Meeting for purposes of establishing the quorum, but only shares voted “FOR” or “AGAINST” are treated as shares “represented and voting” at the Annual Meeting with respect to such matter. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the quorum for the transaction of business, but will not be counted for purposes of determining the number “represented and voting” with respect to a proposal.  If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Proxy Solicitation Costs and Methods

The Company will bear the cost of this solicitation. The Company may retain and compensate an outside firm to assist in obtaining proxies from brokers and nominees of shareholders for the Annual Meeting. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. Certain of the Company’s directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or e-mail.

The Company’s Annual Report

A copy of the Company’s annual report on Form 10-K for the fiscal year ended May 31, 2005 (“Fiscal 2005”) is enclosed with this proxy statement, and the contents of and exhibits to that annual report, including any amendments thereto, are incorporated by reference herein.  Upon written or oral request, the Company will provide copies of the exhibits to the annual report at no charge; such requests should be directed to 2765 N.W. Nicolai Street, Portland, Oregon 97210, Attention: Corporate Secretary.

Deadline for Receipt of Shareholder Proposals for 2006 Annual Meeting

Proposals of shareholders that are intended to be presented by such shareholders at the Company’s 2006 Annual Meeting of Shareholders must be received by the Company no later than May 3, 2006 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

MANAGEMENT

The Company’s Restated Bylaws provide that the Company shall not have less than two nor more than nine directors, with the exact number set by the Board of Directors.  The size of the Board of Directors is currently set at four directors.

The directors of the Company are divided into three classes.  One class of directors is elected each year and the members of such class will hold office for a three-year term and until their successors are duly elected and qualified or until their death, resignation or removal from office.  The Class 1 director is Trevor S. Nelson, whose term expires at the 2007 Annual Meeting of Shareholders.  The Class 2 director is Timothy D.J. Hennessy, whose term expires at this year’s Annual Meeting.  The Class 3 directors are Maynard E. Brown and Wayne A. Case, whose terms expire at the 2006 Annual Meeting of Shareholders.

The Company’s directors, including the Nominee, and executive officers, and their ages as of May 31, 2005, are as follows:

Name	Age	Position

Wayne A. Case	64	Chairman/President/CEO, Director (Class 3)
David W. Case	41	Vice President of Operations
Robert C. Thompson	55	Chief Financial Officer(1)
Linda M. Case	59	Secretary
Maynard E. Brown(2)	57	Director (Class 3)
Trevor S. Nelson(2)	44	Director (Class 1)
Timothy D.J. Hennessy(2)	44	Director (Class 2)

(1)                                  Resigned effective August 31, 2005.

(2)                                  Member of the Compensation Committee, the Option Committee and the Audit Committee.

Nominee

Timothy D.J. Hennessy was appointed as a director in August 2003.  Since 2002 he has consulted and worked part-time at Lectrix International (“Lectrix”), in Portland, Oregon, a power quality and reliability company.  From 2000 to 2002, he was Vice President Engineering and Operations and Managing Director of Lectrix, London, UK.  From 1997 to 2000 he was Vice President Energy Services of an affiliate of PacifiCorp, Portland, Oregon.  Prior to that he held various positions with Power Quality Technology and Eskom, both of Johannesburg, South Africa.  Mr. Hennessy is a director of VRB Power Systems, Inc., an alternative electrochemical energy storage company based in Vancouver, B.C. (“VRB”); VRB’s stock is listed on the TSX Venture Exchange and the OTC Pink Sheets.  He holds an M.S. in Engineering from the University of the Witwatersrand and a B.Sc. Engineering from the University of Natal.

Continuing Directors

Maynard E. Brown, a director since 1992, resides in British Columbia, Canada.  Since 1993, Mr. Brown has been the senior partner of Brown McCue of Vancouver, British Columbia, a firm specializing in advising publicly held corporations in securities and related matters.  Mr. Brown has a Bachelor of Law degree from Dalhousie University in Halifax, Canada.

Wayne A. Case has been President of the Company since 1986, Chief Executive Officer since 1996 and Chairman of the Board since 1997. In addition to overseeing the day-to-day operations of the Company, he is responsible for international marketing operations. Mr. Case holds a B.S. degree in Business and Economics from Linfield College and a Master of Business Administration degree from the University of Portland.  Mr. Case is a director of VRB.  He is married to Linda M. Case and is the father of David W. Case.

Trevor S. Nelson was a director from 1989 through March 2002 and was again appointed in August 2003.  A resident of British Columbia, Canada, since 1988 Mr. Nelson has been a financial planner for the Stewart Thomas Financial Group in Penticton, British Columbia.  He holds a Bachelor of Commerce degree with an emphasis on Accounting Management and Information Systems and is a Chartered Accountant.

Other Executive Officers

David W. Case has been Vice President of Operations of the Company since 1996 and before then was Production Manager.  Mr. Case holds a B.A. degree in Engineering and Business Administration from the University of Oregon.  He has been responsible for many of the design features of the SBS Dynamic Balance System.  His duties include manufacturing, engineering and quality assurance.  Mr. Case is the son of Wayne A. Case.

Linda M. Case has been Secretary of the Company since 1993 and before then was Office Manager. Her duties include investor relations, office management, purchasing and inventory management.  Ms. Case holds a B.A. degree in Sociology and Psychology from Linfield College in McMinnville, Oregon.  Ms. Case is married to Wayne A. Case.

Robert C. Thompson has been Chief Financial Officer of the Company since 1999.  From 1990 until he joined the Company, he was General Manager and Senior Business Consultant for R.C. Thompson & Associates and then for Meyer-Thompson & Associates.  From 1983 to 1990, Mr. Thompson was Chief Financial Officer for Burns Brothers, Inc., a manufacturer, wholesaler and retailer of truck and automotive products and services.  Mr. Thompson is a Certified Public Accountant and graduated from Washington State University with B.A. degrees in Business and Accounting.  Mr. Thompson has announced that he will leave the Company to pursue another employment opportunity effective August 31, 2005.

Director Compensation

For serving as directors of the Company, each director who is not an employee of the Company (“Outside Director”) is paid a $1,000 fee for each Board meeting attended in person ($500 if attended by telephone) and a $500 fee for each Board committee meeting attended in person ($250 if attended by telephone). The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees. Each newly appointed Outside Director is entitled to receive 1,666 non-qualified stock options pursuant to the terms of the Company’s Stock Option Plan. Each Outside Director is entitled to receive 833 non-qualified options for each full year of service (or a prorated number of options for service for less than a full year), which options are to be granted immediately after each Annual Meeting of Shareholders.

Board Committees and Meetings

The Board of Directors has standing Audit, Compensation and Nominating Committees.

Audit Committee.    The Audit Committee currently consists of Messrs. Brown, Nelson and Hennessy. Mr. Hennessy chairs the committee. The Board has determined all members of the Audit Committee are independent under the rules of the NASDAQ Stock Market, and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Nelson qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Audit Committee is responsible for, among other things, the engagement, compensation and oversight of the Company’s independent certified public accountants, the review of the scope and results of the audit, and the review and evaluation of accounting procedures and internal controls within the Company. The Audit Committee held three meetings in Fiscal 2005.

Compensation Committee.    The Compensation Committee currently consists of Messrs. Brown, Nelson and Hennessy. Mr. Brown chairs the committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the NASDAQ Stock Market. The Compensation Committee reviews executive compensation, establishes executive compensation levels, and administers the Company’s stock option plans. The Compensation Committee held one meeting in Fiscal 2005.

Nominating Committee.    The Nominating Committee currently consists of Messrs. Brown, Nelson and Hennessy. Mr. Nelson chairs the committee. The Board has determined that all members of the Nominating Committee are independent under the rules of the NASDAQ Stock Market. The Nominating Committee assists the Board in director selection, identifying and assessing each candidate based upon his or her background, skills and experience and in light of the needs of the Board of Directors at that time. The committee operates pursuant to a written charter. The Nominating Committee held one meeting in Fiscal 2005.

The Board of Directors of the Company held three meetings in Fiscal 2005. No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of all committees of the Board of Directors on which such director served (during the period he served).

Director Nominations

The Company’s Restated Bylaws permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary.  To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders.  If less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the meeting was mailed or such public disclosure was made.  Public disclosure of the date of the Annual Meeting was made by the issuance of a press release on August 19, 2005.  A shareholder’s notice of nomination must also set forth certain information specified in Section 2.3.2 of the Company’s Restated Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

Shareholder Communications with the Board of Directors

Any shareholder may contact the Board of Directors in writing by addressing the communication to the Board of Directors of Schmitt Industries, Inc., c/o Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210.  The Company does not have a formal policy with regard to directors’ attendance at annual meetings.  All four directors attended the Company’s 2004 annual meeting.

Compensation Committee Interlocks and Insider Participation

In Fiscal 2005, the Compensation Committee consisted of Messrs. Brown, Nelson and Hennessy.  No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to all officers and employees, including its principal executive, financial and accounting officers. This Code of Ethics is included as part of the Company’s Code of Ethics and Business Conduct, which is filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of July 29, 2005 by (i) each person who is known to the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (iv) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission or other reliable information, and assumes that 2,578,306 shares were issued and outstanding on July 29, 2005.

	Shares Beneficially Owned(1)
Directors, Named Executives and 5% Shareholders(2)	Number	Percent
Wayne A. Case(3)	98,618	3.8%
Linda M. Case(3)	98,618	3.8%
David W. Case(4)	111,841	4.3%
Robert C. Thompson(5)	15,407	*
Maynard E. Brown(6)	2,270	*
Timothy D.J. Hennessy(7)	3,750	*
Trevor S. Nelson(8)	7,916	*
Walter B. Pistor	509,331	19.8%
All directors and executive officers as a group (seven persons)(9)	239,802	9.3%

* Less than 1%.

(1)  A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)  The address of each person is care of Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

(3)  Includes 7,166 shares held by Mr. Case in an individual retirement account and 333 shares held by Ms. Case in a trust account. Also includes 76,119 shares owned by the Linda M. Case Family Trust.  Ms. Case has primary, and Mr. Case secondary and contingent, voting and investment power with respect to the shares in the Linda M. Case Family Trust. Also includes 15,000 shares subject to options held by Linda M. Case that are exercisable within 60 days of July 29, 2005.

(4)  Includes 59,758 shares held as of July 29, 2005, and 52, 083 shares subject to options that are exercisable within 60 days of July 29, 2005.

(5)  Includes 200 shares held as of July 29, 2005, and 15,407 shares subject to options that are exercisable within 60 days of July 29, 2005.

(6)  Includes 325 shares held by Mr. Brown’s wife, and 1,945 shares subject to options that are exercisable within 60 days of July 29, 2005.

(7)  Includes 2,500 shares held as of July 29, 2005, and 1,250 shares subject to options that are exercisable within 60 days of July 29, 2005, all in the Timothy D.J. Hennessy Trust dated 4/26/01, of which Mr. Hennessy and his wife are co-trustees.

(8)  Includes 4,166 shares held as of July 29, 2005, and 3,750 shares subject to options that are exercisable within 60 days of July 29, 2005.

(9)   Includes 93,045 shares subject to options that are exercisable within 60 days of July 29, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective June 1, 2004, the Company entered into a contract to provide consulting services to PulverDryer USA, Inc., (“PulverDryer”) pursuant to which PulverDryer paid the Company $8,000 a month from June 2004 through October 2004.  The Company and PulverDryer extended the contract from November 1, 2004 forward at that same monthly fee of $8,000.

In connection with the contract, the Board authorized Wayne Case, the Company’s Chief Executive Officer, to provide advisory services to PulverDryer, and permitted Mr. Case to receive as compensation the total consulting fees paid by PulverDryer from June 2004 through October 2004.  Effective November 1, 2004, Mr. Case receives 40% of the ongoing consulting fee from PulverDryer, which percentage was determined by the Compensation Committee.  Mr. Case also serves on the board of directors of PulverDryer.

SECTION 16(a) OF BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under federal securities laws, the Company’s directors, its officers and any persons holding more than 10% of the Company’s Common Stock (“10% holders”) are required to file with the Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during Fiscal 2005. To the best of the Company’s knowledge, all of these filing requirements have been satisfied, except that a Form 4 was filed by Linda M. Case on May 13, 2005 to report the sale of 1,000 shares of Common Stock on May 9, 2005.  In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

EXECUTIVE COMPENSATION

The following table sets forth, for each of the three years in the period ended May 31, 2005, amounts of cash and certain other compensation paid by the Company to Wayne A. Case, President and Chief Executive Officer, David W. Case, Vice President of Operations, and Robert C. Thompson, Chief Financial Officer (the “Named Executives”).  No other executive officer was paid salary and bonus in excess of $100,000 in Fiscal 2005.

SUMMARY COMPENSATION TABLE (1)

					Long-Term Compensation Awards
Name and Principal Position	Annual Compensation				Shares Underlying Options	All Other Compensation
	Fiscal Year			Other Annual Compensation
		Salary	Bonus

Wayne A. Case Chairman, President and Chief Executive Officer	2005	$187,435	—	—	—	5,717	(2)
	2004	162,315	—	—	—	—
	2003	155,635	—	—	—	—

David W. Case Vice President of Operations	2005	$110,888	—	—	25,000	—
	2004	92,915	—	—	—	—
	2003	88,845	—	—	—	—

Robert C. Thompson Chief Financial Officer	2005	$102,599	—	—	15,000	—
	2004	85,620	—	—	—	—
	2003	79,468	—	—	—	—

(1)                                  In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include (i) medical, group life insurance or other benefits received by the Named Executive Officer that are available generally to all salaried employees or (ii) various perquisites and other personal benefits received by the Named Executive Officer which do not exceed the lesser of $50,000 or 10% of the officer’s salary and bonus as disclosed in this table.

(2)                                  Consists of car expense.

OPTION GRANTS IN FISCAL 2005

Option Grants in Fiscal 2005 (Individual Grants)

Name and Principal Position	Number of Securities Underlying Options/SARs granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/sh)	Expiration Date

Wayne A. Case Chairman, President and Chief Executive Officer	—	—	—	—
David W. Case Vice President of Operations	25,000	15.1%	2.30	June 9, 2014
Robert C. Thompson Chief Financial Officer	15,000	9.1%	2.30	June 9, 2014

AGGREGATED OPTION EXERCISES IN FISCAL 2005

AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, as to the Named Executives, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of the end of Fiscal 2005, and the number of shares of common stock received upon exercise of options during the last fiscal year.

Aggregated Option Exercises in Fiscal 2005

and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at May 31, 2005 (#) Exercisable/Unexercisable	Value of Unexercised In- the-Money Options at May 31, 2005 ($) Exercisable/Unexercisable
Wayne A. Case Chairman, President and Chief Executive Officer	—	—	—	—
David W. Case Vice President of Operations	—	—	52,083 / 6,250	427,912 / 43,750
Robert C. Thompson Chief Financial Officer	11,458	65,058	15,407 / 3,750	112,422 / 26,250

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

Executive Compensation Philosophy

The Compensation Committee of the Board of Directors is responsible for setting and administering the policies and programs that govern compensation for the executive officers of the Company. The committee also administers the Company’s 1995 Stock Option Plan (renamed, and alternately referred to as, the Amended and

* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the “Acts”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

Restated Stock Option Plan) and 2004 Stock Option Plan (collectively, the “Option Plans”). The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between compensation and corporate performance, while at the same time attracting, motivating and retaining executive officers and other key employees.

The key components of the Company’s compensation program are base salary, bonuses and potential long-term compensation through stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers’ interests with those of shareholders. The Compensation Committee reviews executive compensation on an annual basis, or more often if necessary, and determines, subject to the Board’s approval, base salary for executive officers, as well as option grants.

Equity Participation

The Company uses stock options granted under its Option Plans both to reward past performance and to motivate future performance, especially long-term performance. The Compensation Committee believes that through the use of stock options, executive interests are directly tied to enhancing shareholder value.  The stock options provide value to the recipients only when the market price of the Company’s Common Stock increases above the option grant price and only as the shares vest and become exercisable. The Compensation Committee considers these grants in making its cash compensation decisions.

Compensation of Chief Executive Officer

The Chief Executive Officer’s compensation is set using the Compensation Committee’s general philosophy as described above. In Fiscal 2005, Wayne A. Case received a base salary of $193,152 and received no performance bonus or stock option grants.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets certain exceptions to the general rule. Compensation paid by the Company to each of its executive officers during the relevant period was below $1 million, and therefore Section 162(m) did not affect the tax deductions available to the Company. The Committee will continue to monitor the applicability of the section to the Company’s compensation programs and will determine at a later date what actions, if any, the Company should take to qualify for available tax deductions.

COMPENSATION COMMITTEE

Maynard E. Brown
Timothy D.J. Hennessy
Trevor S. Nelson

* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the “Acts”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

AUDIT COMMITTEE REPORT*

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and has discussed with Grant Thornton LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.  The Audit Committee also has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed the independence of Grant Thornton LLP with that firm.  Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the fiscal year ended May 31, 2005 be included in the Company’s Annual Report of Form 10-K for the fiscal year ended May 31, 2005, for filing with the Securities and Exchange Commission.  Each member of the Audit Committee is an independent director as defined in the NASD’s listing standards, as such section may be modified or supplemented.  The Audit Committee has adopted a written charter, which has been approved by the Board of Directors, and a copy of which was attached as Appendix A to the proxy statement for the annual stockholders meeting in 2004.

AUDIT COMMITTEE

Maynard E. Brown

Timothy D.J. Hennessy

Trevor S. Nelson

INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton LLP has been selected to perform the audit for the fiscal year ended May 31, 2005.  Representatives of Grant Thornton LLP are expected to attend the 2005 Annual Meeting.  They will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

Audit Fees

For the fiscal years ended May 31, 2005 and May 31, 2004, Grant Thornton LLP billed a total of $62,837 and $56,710, respectively, for: their audits of the Company’s annual consolidated financial statements for those fiscal years; review of financial statements contained in the Company’s Forms 10-Q in those fiscal years; and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

In the fiscal years ended May 31, 2005 and May 31, 2004, Grant Thornton LLP billed the Company $6,700 and $0, respectively, for assurance and related services related to the performance of the audit or review of the Company’s financial statements, and not already disclosed under the heading “Audit Fees.”

Tax Fees

In the fiscal years ended May 31, 2005 and May 31, 2004, Grant Thornton LLP billed the Company $29,942 and $15,377, respectively, for tax compliance, tax advice and tax planning.

All Other Fees

In the fiscal years ended May 31, 2005 and May 31, 2004, Grant Thornton LLP did not bill the Company for any products or services other than those already disclosed above.

*   The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the “Acts”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

Pre-approval Policies and Procedures

The Audit Committee, consisting entirely of independent directors, pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis.

The Audit Committee, or one of its members to whom authority had been delegated, pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during Fiscal 2005.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Company’s cumulative total shareholder return on its common stock with the cumulative total return for the period from May 31, 2000 through May 31, 2005 of (i) the Total Return Index of Nasdaq Stock Market Composite and (ii) the Pacific Stock Exchange (“PSE”) Technology Index.  The PSE Technology Index represents 100 listed and over-the-counter technology stocks from 15 industries.  The graph assumes that on May 31, 2000, $100 was invested in the Common Stock of the Company and in each of the comparative indices.  The stock price performance on the following graph is not necessarily indicative of future stock price performance.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, one Class 2 director will be elected to serve a three-year term until the 2008 Annual Meeting and until his successor is elected and qualified.  The nominee for Class 2 director is Mr. Hennessy (the “Nominee”), who currently is a member of the Board of Directors of the Company.  The persons named on the enclosed proxy (the proxy holders) will vote for election of the Nominee unless you have withheld authority for them to do so on your proxy card.  If the Nominee is unable or declines for good cause to serve as a director at the time of the Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy.  As of the date of this Proxy Statement, the Board of Directors is not aware that the Nominee will be unable and/or will decline to serve as a director.  There is no cumulative voting for election of directors.

The Board of Directors unanimously recommends a vote FOR the election of its Nominee as a director.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be submitted at the Meeting.  If any other matters properly come before the meeting, the persons named in the enclosed form of proxy intend to vote the shares they represent as the Board of Directors may recommend.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for Fiscal 2005 is available without charge upon written request to:  Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

By Order of the Board of Directors

Wayne A. Case

President and Chief Executive Officer

Portland, Oregon

August 31, 2005

SCHMITT INDUSTRIES, INC.

2765 N.W. Nicolai Street

Portland, Oregon 97210

This Proxy is Solicited on Behalf of the Board of Directors

for the Annual Meeting of the Shareholders, October 7, 2005

The undersigned hereby appoints Wayne A. Case and Linda M. Case, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on October 7, 2005, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned.  Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as follows:

1.             Election of the following nominee as director:  Timothy D.J. Hennessy. The Board of Directors recommends a vote “FOR” this proposal.

☐ FOR the nominees listed above	☐ WITHHOLD AUTHORITY to vote for the nominees listed above

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned holder.  If no direction is made, this proxy will be voted “FOR” Proposal 1.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly

Print Name(s)

Dated:	, 2005

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE